Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Mathew E. Killeen, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 , that:

(1)	the Annual Report on Form 10-K of Kore Resources, Inc., a Nevada corporation (the “Registrant”), for the fiscal year ended June 30, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: October 13, 2015	/s/ MATHEW E. KILLEEN
Mathew E. Killeen
President and Chief Executive Officer
(Principal Executive Officer)
(Principal Financial and Accounting Officer)